Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2025
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests
20.	REDEEMABLE NONCONTROLLING INTERESTS

	2023	2024	2025	2025
	RMB	RMB	RMB	US$
	(In millions)
Balance as of January 1	8,393	9,465	9,870	1,412
Issuance of subsidiaries’ shares	351	615	2,370	339
Accretion of redeemable noncontrolling interests	721	588	926	132
Repurchase of redeemable noncontrolling interests	—	(798)	—	—

Balance as of December 31	9,465	9,870	13,166	1,883

A subsidiary of the Group issued preferred shares to certain non-controlling
shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the Group. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests. In 2024,
16,848,082 preferred shares were repurchased by this subsidiary.

In 2023, 2024 and 2025, a subsidiary of the Group issued
407,103
,
659,564
and
2,537,194
respectively, preferred shares to certain
non-controlling
shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the Group. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests.
The Company also has other subsidiaries or VIEs that have issued preferred shares which were accounted for as redeemable noncontrolling interests. As of December 31, 2025, those redeemable noncontrolling interests were insignificant.
The Company accounts for the changes in accretion to the redemption value in accordance with ASC Topic 480,
Distinguishing Liabilities from Equity
. The Company elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.